Exhibit 99.4

          Deutsche Bank Trust Company Americas Sub-Servicing Agreement



                  KEYCORP REAL ESTATE CAPITAL MARKETS, INC.,
                                    Servicer


                                       and


                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                  Sub-Servicer


                             SUB-SERVICING AGREEMENT


                           Dated as of August 14, 2007





                                  COMM 2007-C9
                Commercial Mortgage Pass-Through Certificates



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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I DEFINITIONS.......................................................

Section 1.01  Defined Terms.................................................

ARTICLE II REPRESENTATIONS AND WARRANTIES...................................

Section 2.01  Representations and Warranties of Servicer....................
Section 2.02  Representations and Warranties of Sub-Servicer................
Section 2.03  Notice of Breach of Representations and Warranties............


ARTICLE III ADMINISTRATION AND SERVICING....................................

Section 3.01  Sub-Servicer to Act as Sub-Servicer...........................
Section 3.02  Services to be Performed......................................
Section 3.03  Debt Service Reserve Account; CEB Completion Reserve
               Account......................................................
Section 3.04  Notice of Adverse Events......................................
Section 3.05  Release of Mortgage Files.....................................
Section 3.06  Servicing Compensation........................................
Section 3.07  Annual Statement as to Compliance.............................
Section 3.08  Annual Reports on Assessment of Compliance with Servicing
               Criteria.....................................................
Section 3.09  Annual Independent Public Accountants' Servicing Report.......
Section 3.10  Reports and Information.......................................
Section 3.11  Access to Information.........................................
Section 3.12  Regulation AB Compliance......................................

ARTICLE IV SUB-SERVICER.....................................................

Section 4.01  Liability of Sub-Servicer.....................................
Section 4.02  Sub-Servicer Not to Resign....................................

ARTICLE V DEFAULT...........................................................

Section 5.01  Events of Default.............................................
Section 5.02  Waiver of Events of Default...................................

ARTICLE VI TERMINATION......................................................

Section 6.01  Termination Upon Repurchase or Liquidation of Mortgage
               Loan.........................................................
Section 6.02  Additional Termination Provision..............................

ARTICLE VII REMIC PROVISIONS................................................

Section 7.01  Preservation of the REMICs....................................

ARTICLE VIII MISCELLANEOUS PROVISIONS.......................................

Section 8.01  Master Servicing Agreement Provisions; Amendment..............
Section 8.02  Counterparts..................................................
Section 8.03  GOVERNING LAW; Jury Trial.....................................
Section 8.04  Notices.......................................................
Section 8.05  Severability of Provisions....................................
Section 8.06  Successors and Assigns; Beneficiaries.........................
Section 8.07  Indemnification...............................................
Section 8.08  Article and Section Headings..................................
Section 8.09  Financial Statements..........................................
Section 8.10  Closing Documents.............................................
Section 8.11  Protection of Confidential Information........................


EXHIBITS
--------

EXHIBIT A - Form of Account Certification

EXHIBIT B - Applicable Servicing Criteria

            THIS SUB-SERVICING AGREEMENT (this "Agreement"), is dated and effective as of August 14, 2007, among KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation, as Master Servicer ("Servicer"), and Deutsche Bank Trust Company Americas, a New York banking corporation, as initial Sub-Servicer ("Sub-Servicer").

                             PRELIMINARY STATEMENTS:

            A. Deutsche Mortgage & Asset Receiving Corporation ( "Depositor") has sold commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which in the aggregate evidence the entire beneficial ownership interest in the trust fund (the "Trust Fund") created under a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2007, by and among Depositor, as depositor, Servicer and Capmark Finance Inc., as master servicers, LNR Partners, Inc., a Florida corporation, as special servicer ("Special Servicer"), Wells Fargo Bank, N.A., a national banking association, as trustee and custodian ("Trustee"), Deutsche Bank Trust Company Americas as certificate administrator and paying agent ("Certificate Administrator").

            B. The Servicer has agreed to service and administer, among other Mortgage Loans, the Mortgage Loan known as the Waterview Mortgage Loan on behalf of the Certificateholders in accordance with the terms of the Master Servicing Agreement.

            C. Servicer and Sub-Servicer desire to confirm their arrangement whereby Sub-Servicer will fulfill certain of Servicer's obligations under the Pooling and Servicing Agreement with respect to the Waterview Mortgage Loan.

            In consideration of the mutual agreements herein contained, Servicer and Sub-Servicer agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Master Servicing Agreement, as applicable; provided however, that the term "Mortgage Loan" as used herein shall mean the Waterview Mortgage Loan. The term "Borrower" as used herein shall mean the obligor on the Note evidencing the Mortgage Loan. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

            "Lender" shall mean "Lender" as defined in the Mortgage Loan Agreement.

            "Mortgage Loan Agreement" shall mean the Loan Agreement dated as of May 30, 2007, between MRI Waterview, LLC, as borrower and German American Capital Corporation, as lender.

            "Sub-Servicing End Date" shall mean the date as of which (i) CEB Tenant (as defined in the Mortgage Loan Agreement) has taken one hundred percent (100%) occupancy of the entire Initial Premises (as defined in the Mortgage Loan Agreement) and the entire Must Take Premises (as defined in the Mortgage Loan Agreement) as evidenced by a tenant estoppel delivered to Servicer and Sub-Servicer or such other evidence reasonably satisfactory to the Servicer and Sub-Servicer and (ii) all amounts on deposit in the Debt Service Reserve Fund and CEB Completion Reserve Account are released to the Borrower or otherwise pursuant to the terms of the Mortgage Loan Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            Section 2.01 Representations and Warranties of Servicer.

            KeyCorp Real Estate Capital Market, Inc. ("KRECM"), in its capacity as Servicer, hereby represents and warrants to Sub-Servicer, as of the date hereof, that:

            (i) KRECM is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and Servicer is in compliance with the laws of the State in which the Mortgaged Property securing the Mortgage Loan is located to the extent necessary to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by KRECM, and the performance and compliance with the terms of this Agreement by KRECM, will not violate KRECM's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) KRECM has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of KRECM, enforceable against KRECM in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) KRECM is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in KRECM's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of KRECM to perform its obligations under this Agreement or the financial condition of KRECM.

            (vi) No litigation is pending or, to the best of KRECM's knowledge, threatened against KRECM the outcome of which could reasonably be expected to prohibit KRECM from entering into this Agreement or, in KRECM's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of KRECM to perform its obligations under this Agreement or the financial condition of KRECM.

            Section 2.02 Representations and Warranties of Sub-Servicer.

            Sub-Servicer hereby represents and warrants to Servicer, as of the date hereof that:

            (i) Sub-Servicer is a state banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York, and Sub-Servicer is in compliance with the laws of the State in which the Mortgaged Property securing the Mortgage Loan is located to the extent necessary to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by Sub-Servicer, and the performance and compliance with the terms of this Agreement by Sub-Servicer, will not violate Sub-Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) Sub-Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of Sub-Servicer, enforceable against Sub-Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) Sub-Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Sub-Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Sub-Servicer to perform its obligations under this Agreement or the financial condition of Sub-Servicer.

            (vi) No litigation is pending or, to the best of Sub-Servicer's knowledge, threatened against Sub-Servicer the outcome of which could reasonably be expected to prohibit Sub-Servicer from entering into this Agreement or, in Sub-Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Sub-Servicer to perform its obligations under this Agreement or the financial condition of Sub-Servicer.

            (vii) Each officer, director or employee of Sub-Servicer with responsibilities concerning the servicing and administration of the Mortgage Loan is covered by errors and omissions insurance and a fidelity bond in the amounts and with the coverage required by Section 3.08 of the Pooling and Servicing Agreement.

            (viii) There is no event, condition or circumstance in existence that constitutes (or, with notice or lapse of time, or both, would constitute) an Event of Default on the part of Sub-Servicer.

            Section 2.03 Notice of Breach of Representations and Warranties.

            (a) Upon discovery by either of the parties hereto of a breach of any of the representations and warranties set forth in Sections 2.01 and 2.02 hereof, the party discovering such breach shall give prompt written notice to the other party.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

            Section 3.01 Sub-Servicer to Act as Sub-Servicer.

            (a) Sub-Servicer shall diligently service and administer the Mortgage Loan, to the extent provided herein, on behalf of Trustee and Servicer and in the best interests of and for the benefit of the Certificateholders (as determined by Sub-Servicer in its good faith and reasonable judgment), in accordance with the terms of this Agreement, the related Mortgage Loan Documents, the Pooling and Servicing Agreement (including the Servicing Standard), as applicable, and applicable law, and to the extent consistent with the foregoing, further as follows: (i) with the same care, skill and diligence as is normal and usual in its servicing activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to comparable mortgage loans, (ii) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loan, or if the Mortgage Loan comes into and continues in default (but not once Mortgage Loan becomes a Specially Serviced Mortgage Loan) and if, in the good faith reasonable judgment of Sub-Servicer no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on the Mortgage Loan to the Certificateholders, on a present value basis (the relevant discounting of anticipated collections that will be distributable to the Certificateholders, to be performed at the related Mortgage Rate net of applicable servicing fees) and
(iii) without regard to: (A) any relationship that Sub-Servicer or any of its Affiliates in such capacities may have with Borrower; (B) ownership of any Certificate or any related mezzanine loan by Sub-Servicer or any of its Affiliates; (C) the adequacy of Sub-Servicer's compensation for its services hereunder or its rights to receive reimbursement of costs; (D) the ownership, servicing or management for others of any other mortgage loans or mortgaged properties by Sub-Servicer or any of its Affiliates; (E) any debt that Sub-Servicer or any of its Affiliate has extended to Borrower or an Affiliate of any Borrower (including any mezzanine financing); and (F) any obligation of Sub-Servicer or any of its Affiliates to repurchase or substitute for the Mortgage Loan.

            (b) Subject only to the above-described servicing standard, applicable law, the terms of this Agreement, and of the Mortgage Loan Documents (individually and collectively, the "Sub-Servicer Servicing Standard"), Sub-Servicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable and which do not conflict with the Pooling and Servicing Agreement. Subject to the terms of the Pooling and Servicing Agreement, Servicer hereby (x) delegates to Sub-Servicer each of the obligations that Sub-Servicer agrees to fulfill under this Agreement and (y) grants to Sub-Servicer each of the rights granted to Sub-Servicer under this Agreement.

            (c) Sub-Servicer's liability for actions and omissions in its capacity as Sub-Servicer shall be limited to the extent of its servicing responsibilities under this Agreement. Nothing in this Agreement shall be construed as an express or implied guarantee by Sub-Servicer of the collectability of any amounts due in respect of the Mortgage Loan.

            Section 3.02 Services to be Performed.

            (a) The Sub-Servicer shall act as servicer (on behalf of Servicer) of the Mortgage Loan with respect to (but only with respect to) all matters relating to the completion of Landlord's Work (as defined in the Mortgage Loan Agreement) at the Property. In such capacity, until the Sub-Servicing End Date and subject to Section 6.01, the Sub-Servicer shall have the exclusive right to service and administer the Mortgage Loan (on behalf of Servicer) with respect to all matters relating to the following (collectively, the "Construction Matters"):

            (i) the covenants and obligations of the Borrower under Section
      5.1.23 (Project Documents), Section 5.1.24 (Completion of Construction),
      Section 5.1.25 (Inspection of Property, Section 5.1.26 (Trade Contracts),
      Section 5.1.27 (Bonds), Section 5.1.28 (Income Support Escrow), Section
      5.1.29 (Unfunded Tenant Allowances), Section 5.1.31 (Community Benefit Payments Escrow) and Section 5.1.32 (Master Lease) of the Mortgage Loan Agreement; and

            (ii) the administration of and disbursements from the Debt Service Reserve Account pursuant to Section 7.5 and the CEB Completion Reserve Account pursuant to Section 7.7 of the Mortgage Loan Agreement.

The obligation of Sub-Servicer to service the Construction Matters shall end upon determination by Servicer and Sub-Servicer that the Sub-Servicing End Date has occurred.

            (b) The Sub-Servicer shall have the exclusive right to communicate and correspond directly with the Borrower with respect to the Construction Matters, to make all decisions and determinations to be made, including without limitation, with respect to waivers and consents in respect of the Construction Matters, and to perform all actions to be taken by Lender with respect to the Construction Matters, in each case without the prior approval of Servicer (but to the extent approval or consent is required under the Pooling and Servicing Agreement by parties other than Servicer, subject to such party's approval or consent rights); provided that the foregoing shall not preclude the Servicer from communicating or corresponding directly with the Borrower with respect to the Construction Matters so long as the Servicer, prior to such communication or correspondence consults with the Sub-Servicer with respect thereto. The Sub-Servicer shall promptly notify Servicer and the Controlling Class Representative (as defined in the Pooling and Servicing Agreement) in writing of any such decision, determination, waiver, consent, modification or other action ("Servicing Actions"). Such notice shall be delivered to the attention of the individuals set forth in Section 8.04 (unless otherwise instructed in writing by the party receiving such notice) and shall include (i) the Borrower's draw request together with all attachments thereto (but only to the extent that such information is received in electronic format capable of being forwarded electronically), (ii) the construction consultant's report, (iii) the Borrower's draw request spreadsheet, (iv) the AIA contractor's application for payment, (v) title update and (vi) balance information relating to the applicable Sub-Servicer Reserve Account. With respect to any Servicing Action for which the Pooling and Servicing Agreement requires consultation with or the approval of the Special Servicer, the Directing Certificateholder, any rating agency or any other Person, the Sub-Servicer shall deliver to Servicer its written analysis and recommendation together with any related documents or information, and Servicer shall consult with or request the approval of such Person.

            (c) Notwithstanding anything in the Mortgage Loan Agreement to the contrary, the Sub-Servicer shall, each month by 3:00 p.m. (NYC time) on the Mortgage Loan's Due Date, remit to Servicer (pursuant to wiring instructions from Servicer) the Monthly Payment due in such month. In addition, and for the avoidance of doubt, the Sub-Servicer shall remit to Servicer within one (1) Business Day after receipt any payments or other amounts received in connection with the Mortgage Loan and not already deposited in a Sub-Servicer Reserve Account (defined below).

            (d) As a material inducement to Servicer entering into this Agreement with Sub-Servicer, Sub-Servicer shall indemnify Servicer as provided in Section 8.07 hereof.

            Section 3.03 Debt Service Reserve Account; CEB Completion Reserve Account.

            Until the Sub-Servicing End Date, Sub-Servicer shall establish and maintain the Debt Service Reserve Account and the CEB Completion Reserve Account (together, the "Sub-Servicer Reserve Accounts") as provided for in the Mortgage Loan Agreement in accordance with Section 3.04 of the Pooling and Servicing Agreement. The creation of each Sub-Servicer Reserve Account shall be evidenced by a certification in the form of Exhibit A attached hereto and a copy of such certification shall be furnished to Servicer on or prior to the Closing Date and thereafter to Servicer upon any transfer of such Reserve Account. Sub-Servicer shall be responsible for monitoring and administering all deposits and withdrawals to and from each of the Sub-Servicer Reserve Accounts, for processing and reviewing any requests from the Borrower with respect to such Sub-Servicer Reserve Accounts, and for making any determinations in connection therewith as Lender, including determinations as to whether conditions precedent set forth in the Mortgage Loan Agreement for the release of any amounts from such Sub-Servicer Reserve Accounts have been satisfied. Any such request or determination shall be considered a Servicing Action under this Agreement and be effected pursuant to Section 3.02(b). Notwithstanding anything in this Agreement to the contrary, the Sub-Servicer shall deliver to Servicer all amounts remaining in the Sub-Servicer Reserve Accounts on the Sub-Servicing End Date.

            Section 3.04 Notice of Adverse Events.

            Sub-Servicer shall promptly notify Servicer in writing upon discovery or receipt of notice by Sub-Servicer of the occurrence of any event that causes, or with notice or the passage of time or both, would cause (i) an "Event of Default" under the Mortgage Loan Agreement or (ii) the Mortgage Loan to become a Specially Serviced Mortgage Loan in accordance with the definition of a "Specially Serviced Mortgage Loan" set forth in the Pooling and Servicing Agreement.

            Section 3.05 Release of Mortgage Files.

            If Sub-Servicer requires for purposes of performing its servicing duties hereunder all or any portion of a Mortgage File, Sub-Servicer shall request delivery thereof from Servicer in substantially the same manner as Servicer shall be required to make the request from the Trustee and shall otherwise fulfill the obligations of Servicer under Section 3.11 of the Pooling and Servicing Agreement in respect of such request as if Sub-Servicer were Servicer thereunder. The Sub-Servicer's possession of any document constituting part of the Mortgage File must be approved by Servicer and may be subject to any conditions deemed appropriate by Servicer.

            Section 3.06 Servicing Compensation.

            Sub-Servicer shall be entitled to a sub-servicing fee to be paid monthly by Borrower with respect to its servicing of the Mortgage Loan as set forth in Section 9.6 of the Mortgage Loan Agreement. Without limiting the foregoing, such sub-servicing fee shall be Sub-Servicer's exclusive compensation for the performance of its duties and obligations under this Agreement and neither Servicer, the Trust nor the Trustee is or will be liable for the payment or reimbursement to Sub-Servicer of any such sub-servicing fee or other compensation or any expense incurred by Sub-Servicer in connection with this Agreement

            Section 3.07 Annual Statement as to Compliance.

            On or before March 1st (subject to a grace period through March 10th, or if such day is not a Business Day, the Business Day immediately following) of each year, commencing in March 2008, Sub-Servicer shall provide to Servicer, Certificate Administrator, Trustee and Depositor, a certificate of an officer of Sub-Servicer relating to Sub-Servicer's performance hereunder and to the Mortgage Loan, which officer's certificate shall be in form and substance substantially the same as required of Servicer under Section 10.11 of the Pooling and Servicing Agreement.

            Section 3.08 Annual Reports on Assessment of Compliance with Servicing Criteria.

            On or before March 1st (subject to a grace period through March 10th, or if such day is not a Business Day, the Business Day immediately following) of each year, commencing in March 2008, Sub-Servicer shall provide to Servicer, Certificate Administrator, Trustee and Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria, applicable to Sub-Servicer (as set forth on Exhibit B hereto) which report shall be in form and substance substantially the same as required of Servicer under Section 10.12 of the Pooling and Servicing Agreement. Sub-Servicer further agrees that if any disbursement is made from the Sub-Servicer Accounts to any Person other than the Servicer or the Borrower, then (without limiting the Servicer's other rights under this Agreement and notwithstanding Exhibit B), the Relevant Servicing Criteria shall include Items 1122(d)(2)(vi), 1122(d)(4)(xi) and 1122(d)(4)(xii), as applicable, for purposes of this Section 3.08 and Section 3.09 of this Agreement. Sub-Servicer further agrees that if it receives any collections on the Mortgage Loan, the Relevant Servicing Criteria shall include Item 1122(d)(2)(i) for purposes of this Section 3.08 and Section 3.09 of this Agreement.

            Section 3.09 Annual Independent Public Accountants' Servicing
Report.

            On or before March 1st (subject to a grace period through March 10th, or if such day is not a Business Day, the Business Day immediately following) of each year, commencing in March 2008, Sub-Servicer shall engage a firm of independent public accountants (which may also render other services to Sub-Servicer and is a member of the American Institute of Certified Public Accountants) to prepare, and shall deliver to Servicer, Certificate Administrator, Trustee and Depositor, a report covering Sub-Servicer's sub-servicing activities hereunder, which report shall be in form and substance substantially the same as required of Servicer under Section 10.13 of the Pooling and Servicing Agreement.

            Section 3.10 Reports and Information.

            Not later than 3:00 p.m. (NYC time) on the first Business Day following each Determination Date, the Sub-Servicer shall prepare and deliver or cause to be delivered to Servicer, in a computer-readable medium downloadable by Servicer (or in such other format reasonably acceptable to Servicer), a CMSA Loan Periodic Update File, CMSA Loan Level Reserve/LOC Report and CMSA Servicer Watch List (substantially in the form of, and containing the information called for in, the downloadable form of such file or report then-available on the CMSA Website), in each case providing the most recent information with respect to the Mortgage Loan as of the close of business on the related Determination Date, to the extent that such information relate to the servicing activities of the Sub-Servicer hereunder.

            Upon Servicer's request from time to time during the term of this Agreement, the Sub-Servicer shall use reasonable efforts consistent with the Sub-Servicer Servicing Standard to obtain quarterly and annual operating statements and rent rolls with respect to the Mortgaged Property and quarterly and annual financial statements of the Borrower. The Sub-Servicer shall promptly deliver to Servicer copies of all of the foregoing items so collected in the same format received from the Borrower.

            In addition, Sub-Servicer shall deliver to Servicer all the information that Servicer reasonably requests in order for Servicer to fulfill its duties under the Pooling and Servicing Agreement. All such information, to the extent received by Sub-Servicer from Borrower or otherwise in Sub-Servicer's possession, shall be provided within the time-frame specified by Servicer and in CMSA format, if applicable, as the same may be updated from time to time; provided, that Sub-Servicer shall notify Servicer within the same time frame if the failure of Sub-Servicer to receive such information from Borrower causes a delay in the delivery of such information to Servicer.

            Section 3.11 Access to Information.

            Upon reasonable prior notice, Sub-Servicer shall provide to Servicer access to its books and records related to the servicing of the Mortgage Loan (including, at the option of Servicer, an on-site review). Sub-Servicer shall provide to Servicer (i) on or before March 1st of each year, evidence of its errors and omissions and fidelity bond insurance policies, (ii) as soon as available, its annual financial report and (iii) such other information as Servicer may reasonably request.

            Section 3.12 Regulation AB Compliance.

            (a) Sub-Servicer shall cooperate with Servicer, the Certificate Administrator, the Trustee and/or Depositor to enable them to comply with Regulation AB in accordance with the terms of the Pooling and Servicing Agreement. In furtherance of the foregoing, Sub-Servicer shall:

            (i) cooperate with the Certificate Administrator, Trustee, Depositor and Servicer to enable the Certificate Administrator, Trustee, Depositor and Servicer to fulfill all of their obligations of the under Section
      10.05 of the Pooling and Servicing Agreement;

            (ii) provide all reports required of a Sub-Servicer or Servicing Function Participant under Section 10.06 of the Pooling and Servicing Agreement to the Certificate Administrator, Trustee and Depositor, with a copy to the Servicer;

            (iii) provide all reports required of a Reporting Servicer, Servicer or Servicing Function Participant under Section 10.07 of the Pooling and Servicing Agreement to the Certificate Administrator, Trustee and Depositor, with a copy to the Servicer (To the extent that the Sub-Servicer is aware of any information that would constitute Additional Form 10-K Disclosure, the Sub-Servicer shall provide such information to the Certificate Administrator, Trustee and Depositor, with a copy to the Servicer no later than March 1st of each year (subject to a grace period through March 10th, or if such day is not a Business Day, the Business Day immediately following));

            (iv) so long as Servicer is obligated under Section 10.08 of the Pooling and Servicing Agreement to provide a Performance Certification, provide a backup certification to the Servicer in the form set forth on Exhibit M thereto, which shall contain any certifications substantially similar to any certification required to be delivered by the Servicer pursuant to Section 10.08 of the Pooling and Servicing Agreement, and provide such further information and assistance as may be required to cooperate with Servicer in complying with the requirements of Section
      10.08 of the Pooling and Servicing Agreement (The certification shall be provided by March 1st of each year (subject to a grace period through March 10th, or if such day is not a Business Day, the Business Day immediately following) and may be relied upon by Servicer in performing its obligations under Section 10.08 of the Pooling and Servicing Agreement); and

            (v) promptly notify the Certificate Administrator, Trustee, Depositor and Servicer to the extent that the Sub-Servicer becomes aware of a Reportable Event and cooperate with Servicer to enable Servicer to fulfill its obligations under Section 10.09 of the Pooling and Servicing Agreement (Sub-Servicer shall notify the parties to the Pooling and Servicing Agreement of any Reportable Event in the time frames set forth in Section 10.09 of the Pooling and Servicing Agreement).

            (b) References in the Pooling and Servicing Agreement (including
Article X thereof) to a Servicing Function Participant shall be references to Sub-Servicer. References to the Certificate Administrator, Trustee, Servicer and the Special Servicer shall remain references to such parties. The Sub-Servicer agrees to perform the duties and obligations of a Servicing Function Participant under the Pooling and Servicing Agreement and provide the indemnification and contribution obligations required of the Servicing Function Participant, including those set forth in Section 10.14 of the Pooling and Servicing Agreement.

            (c) The Sub-Servicer shall provide to Servicer an officer's certificate as of November 30 of each year that confirms that Sub-Servicer has engaged a registered public accounting firm to issue the attestation report on the Sub-Servicer's assessment of compliance with the Relevant Servicing Criteria for the period ending December 31 of the current calendar year pursuant to
Section 10.13 of the Pooling and Servicing Agreement, and that Sub-Servicer expects to comply with all of the Regulation AB reporting requirements in
Section 3.12(a) of this Agreement.

                                   ARTICLE IV

                                  SUB-SERVICER

            Section 4.01 Liability of Sub-Servicer.

            Sub-Servicer shall be liable in accordance herewith only to the extent of its obligations specifically imposed upon and undertaken by it herein.

            Section 4.02 Sub-Servicer Not to Resign.

            Sub-Servicer may resign at any time from the obligations and duties hereby imposed on it by giving ninety (90) days' prior written notice thereof to Servicer. Sub-Servicer may also resign (i) upon determination that such obligations and duties hereunder are no longer permissible under applicable law and cannot be cured by Sub-Servicer or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities so causing a conflict being of a type and nature carried on by it at the date of this Agreement); or (ii) upon the mutual written consent of Servicer and Sub-Servicer. Any such determination of the nature described in clause (i) of the preceding sentence permitting the resignation of Sub-Servicer shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to Servicer. Following any such resignation, Sub-Servicer (x) shall be discharged from its prospective duties and obligations under this Agreement, (y) shall promptly deliver to the successor sub-servicer all funds, books, records, files and other information in its possession relating to the Mortgage Loan, and (z) reasonably cooperate with such successor sub-servicer in the transition of its obligations hereunder.

            Sub-Servicer shall not be permitted, without the written consent of Servicer which consent shall not unreasonably be withheld, to assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder.

                                   ARTICLE V

                                     DEFAULT

            Section 5.01 Events of Default.

            (a) "Event of Default," wherever used herein, means any one of the following events:

            (i) an Event of Default by Servicer under Section 7.01 of the Pooling and Servicing Agreement which Event of Default occurred as a result of the failure of Sub-Servicer to perform any obligation required hereunder; or

            (ii) any failure on the part of Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements thereof contained in this Agreement which continues unremedied for a period of twenty (20) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Sub-Servicer by Servicer; provided, however, that if such covenant or agreement is capable of being cured and Sub-Servicer is diligently pursuing such cure and has provided Servicer with an Officer's Certificate, in form acceptable to Servicer, such twenty (20) day period shall be extended for an additional twenty (20) days; or

            (iii) any breach on the part of Sub-Servicer of any representation or warranty thereof contained in this Agreement which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of twenty (20) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to Sub-Servicer by Servicer; provided, however, that if such breach is capable of being cured and Sub-Servicer is diligently pursuing such cure and has provided Servicer with an Officer's Certificate, in form acceptable to Servicer, such twenty (20) day period shall be extended for an additional twenty (20) days; or

            (iv) Sub-Servicer shall fail three (3) times within any two (2) year period to timely provide to Servicer any report required by this Agreement to be provided to Servicer; or

            (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of fifty (50) days; or

            (vi) Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

            (vii) Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (viii) Moody's has (x) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (y) has placed one or more Classes of Certificates on "watch status" in contemplation of a ratings downgrade or withdrawal (and such qualification, downgrade, withdrawal or "watch status" placement shall not have been withdrawn by Moody's within 50 days after the date of such action) and, in the case of either of clauses (x) or (y), cited servicing concerns with Sub-Servicer as the sole or material factor in such rating action;

            (ix) Sub-Servicer has been removed from S&P's Select Servicer List as a U.S. Commercial Mortgage Servicer; or

            (x) Sub-Servicer shall fail to deliver any Exchange Act reporting items required to be delivered by it under this Agreement or Article X of the Pooling and Servicing Agreement by the time required hereunder or thereunder.

            (b) If any Event of Default with respect to Sub-Servicer shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, Servicer (or the Depositor, in the case of Event of Default under clause (x) above) may terminate, by notice in writing to Sub-Servicer, all of the rights and obligations of Sub-Servicer under this Agreement and in and to the Mortgage Loan and the proceeds thereof.

            (c) From and after the receipt by Sub-Servicer of the written notice referred to in Section 5.01(b), Sub-Servicer shall be terminated in accordance with Section 6.02 hereof and all authority and power of Sub-Servicer under this Agreement shall pass to and be vested in Servicer and, without limitation, Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. Sub-Servicer agrees that, if it is terminated pursuant to this
Section 5.01(c), it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide Servicer with all documents and records requested thereby to enable Servicer to assume Sub-Servicer's functions hereunder, and shall cooperate with Servicer in effecting the termination of Sub-Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two (2) Business Days to Servicer for administration by it of all cash amounts relating to the Mortgage Loan that are in the possession or under the control of Sub-Servicer or may thereafter come into its possession or under its control.

            Section 5.02 Waiver of Events of Default.

            Servicer may waive an Event of Default under Section 5.01. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE VI

                                   TERMINATION

            Section 6.01 Termination Upon Repurchase or Liquidation of Mortgage Loan.

            (a) The obligations and responsibilities under this Agreement of Sub-Servicer shall terminate upon the earliest to occur of: (i) Sub-Servicing End Date as determined by Servicer and Sub-Servicer; (ii) the termination of the Pooling and Servicing Agreement in accordance with Article IX thereof or (iii) termination pursuant to Section 5.01 and/or Section 6.02. Additionally, this Agreement shall terminate at the time the Mortgage Loan becomes a Specially Serviced Mortgage Loan or the Mortgage Loan is paid off or otherwise liquidated or at the time the related Mortgaged Property becomes an REO Property. If the Mortgage Loan is no longer a Specially Serviced Mortgage Loan, Sub-Servicer shall commence servicing such Corrected Mortgage Loan pursuant to the terms of this Agreement from the time the Mortgage Loan becomes a Corrected Mortgage Loan.

            Section 6.02 Additional Termination Provision.

            (a) In addition to termination pursuant to Section 5.01, in the event Sub-Servicer fails to perform its duties in accordance with the Sub-Servicer Servicing Standard (as determined by Servicer in its reasonable judgment), all rights to which Sub-Servicer may be entitled under this Agreement may be terminated by Servicer. In connection with such termination, the rights and obligations of each party shall be governed in accordance with the provisions of Section 5.01 as if Sub-Servicer were terminated as a result of an Event of Default.

            Servicer shall assume the servicing obligations with respect to the Mortgage Loan following any termination or resignation of Sub-Servicer or in the event of a termination of this Agreement (with the exception of the Mortgage Loan becoming a Specially Serviced Mortgage Loan). Servicer shall be entitled to retain any sub-servicing fee payable to the Sub-Servicer by the Borrower.

                                  ARTICLE VII

                                REMIC PROVISIONS

            Section 7.01 Preservation of the REMICs.

            Sub-Servicer shall not take any action (whether or not authorized hereunder) as to which Servicer has advised Sub-Servicer in writing that it or the Trustee has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action, or causing any REMIC to take any action, that is not expressly permitted under the terms of this Agreement, Sub-Servicer will consult with Servicer, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. Sub-Servicer shall not take any such action or cause any REMIC to take any such action as to which Servicer has advised it in writing that an Adverse REMIC Event could occur. For purposes of this Agreement, "Adverse REMIC Event" has the meaning set forth in the Pooling and Servicing Agreement and, without limiting the foregoing, includes an event or any facts or circumstances that affect the status of any of the REMICs as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code or that could result in a tax being imposed on any of the REMICs.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

            Section 8.01 Master Servicing Agreement Provisions; Amendment.

            (a) In accordance with Section 3.01 of the Pooling and Servicing Agreement, the parties hereto agree that if Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, without limitation, by reason of a Master Servicer Event of Default), any successor to Servicer (including Trustee or its designee) may thereupon assume all of the rights and, except to the extent they arose prior to the date of such assumption, obligations of Servicer under this Agreement.

            (b) This is the entire agreement between the parties with respect to the matters set forth in this Agreement, and all prior oral and written agreements with respect to the matters set forth in this Agreement are superseded by the terms of this Agreement. This Agreement, including the provisions of this Section 8.01(b), may not be modified except by written amendment to this Agreement signed by the party or parties affected by such modification, and the parties hereby: (i) expressly agree that it shall not be reasonable for either of them to rely on any alleged, non-written amendment to this Agreement; (ii) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Agreement; and (iii) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement.

            Section 8.02 Counterparts.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

            Section 8.03 GOVERNING LAW; Jury Trial.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. Each of Servicer and Sub-Servicer hereby agrees not to elect a trial by jury of any issue triable by jury and waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to this Agreement or any claim, counterclaim or other action arising in connection herewith. This waiver of right to trial by jury is given knowingly and voluntarily and is intended to encompass individually each instance and each issue as to which the right to a trial by jury would otherwise accrue. Each of Servicer and Sub-Servicer is hereby authorized to file a copy of this paragraph in any proceeding as conclusive evidence of this waiver.

            Section 8.04 Notices.

            Any communications provided for or permitted hereunder, e.g., consents, notice, etc., shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to:

            (i) in the case of Servicer, KeyCorp Real Estate Capital Markets, Inc., 911 Main Street, Suite 1500, Kansas City, Missouri 64105, Attn:
      Bryan Nitcher, Fax: 816-204-2290, Email: bryan_s_nitcher@keybank.com; with a copy to: KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, Attn: Robert C. Bowes, Esq., Fax: 216-689-5681, Email:
      Robert_bowes@keybank.com; and with a copy to: Polsinelli Shalton Flanigan Suelthaus PC, 700 West 47th Street, Suite 1000, Kansas City, Missouri 64112, Attn: Kraig Kohring, Fax: 816-753-1536, Email: kkohring@polsinelli.com;

            (ii) in the case of Sub-Servicer, Deutsche Bank Trust Company Americas, Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005, Attention: Amy Sinensky, Director, Fax: 212-797-4885, Email: amy.sinensky@db.com, with a copy thereof to Deutsche Bank Trust Company Americas c/o Deutsche Bank Securities, Inc., 200 Crescent Court, Suite 550, Dallas, TX 75201, Attention: Gerard K. Dupont, Fax: 214-740-7910; and

            (iii) in the case of the Controlling Class Representative, Hyperion Brookfield Asset Management Inc., 2520 Northwinds Parkway, Suite 450, Alpharetta, GA 30004, Attention: Craig Adler and Ann Smith, Fax:
      678-566-8401, Email: cadler@hyperionbrookfield.com / asmith@hyperionbrookfield.com; and with a copy to: Kaye Scholer LLP, 70 West Madison, 41st Floor, 3 First National Plaza, Chicago, IL 60602,
      Attention: Daniel Hartnett, Fax: 312-583-2580, Email: dhartnett@kayescholer.com;

or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing;

            Section 8.05 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 8.06 Successors and Assigns; Beneficiaries.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto (including the Trustee or its designee under the Section 8.01(a)). No other person, including, without limitation, Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement, except that
(i) the Trustee or its designee is an intended third-party beneficiary under this Agreement solely with respect to its right to assume the rights and obligations of the Sub-Servicer as successor sub-servicer pursuant to Section 8.01(a) and (ii) the Depositor is an intended third-party beneficiary under this Agreement solely with respect to its right under Section 5.01(b) to terminate the Sub-Servicer upon an Event of Default under 5.01(a)(x).

            Notwithstanding Section 4.02 or any other provision of this Agreement to the contrary, any Person into which KRECM or Sub-Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which KRECM or Sub-Servicer, as the case may be, shall be a party, or any Person succeeding to the business of KRECM or Sub-Servicer, as the case may be, shall be the successor of KRECM or Sub-Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            Section 8.07 Indemnification.

            (a) Subject to the limitations set forth in this Section 8.07, Sub-Servicer agrees to indemnify Servicer and its Affiliates, members, managers, partners, directors, officers, employees and agents (each a "Servicer Indemnitee"), and hold each of them harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (any of the foregoing, a "Loss") that any of them may sustain arising from or in connection with, or as a result of any material breach of any representation, warranty or covenant of Sub-Servicer in this Agreement or any act or omission of Sub-Servicer in the performance of its obligations and duties hereunder, but only to the extent any Servicer Indemnitee is not otherwise indemnified for such Loss pursuant to the terms of the Pooling and Servicing Agreement. Servicer shall immediately notify Sub-Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loan entitling it to indemnification hereunder, whereupon Sub-Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the party entitled to indemnification hereunder) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such party in respect of such claim. Any failure to so notify Sub-Servicer shall not affect any rights any Servicer Indemnitee may have to indemnification under this Section 8.07 or otherwise under this Agreement, unless Sub-Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement, the termination or resignation of Sub-Servicer under this Agreement and the termination or resignation of Servicer under the Pooling and Servicing Agreement. Notwithstanding the foregoing, Sub-Servicer is not obligated to indemnify any Servicer Indemnitee for any Loss to the extent incurred by reason of Servicer's willful misfeasance, bad faith or negligence in the performance of Servicer's obligations and duties hereunder or under the Pooling and Servicing Agreement, or by reason of negligent disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of Servicer hereunder or under the Pooling and Servicing Agreement. Sub-Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person on behalf of Servicer respecting any matters arising hereunder; provided, however, that any such reliance shall not limit Sub-Servicer's obligations to indemnify any Servicer Indemnitee as provided in this Section 8.07(a).

            (b) Servicer agrees to indemnify Sub-Servicer and its Affiliates, members, managers, partners, directors, officers, employees or agents (each a "Sub-Servicer Indemnitee"), and hold each of them harmless from and against any and all Losses that any of them may sustain arising from or in connection with, or as a result of any material breach of any representation, warranty or covenant of Servicer in this Agreement or the willful misfeasance, bad faith or negligence of Servicer in the performance of its obligations and duties hereunder or under the Pooling and Servicing Agreement or by reason of negligent disregard of such obligations and duties hereunder or under the Pooling and Servicing Agreement by Servicer. Sub-Servicer shall immediately notify Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loan entitling it to indemnification hereunder, whereupon Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the party entitled to indemnification hereunder) and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such party in respect of such claim. Any failure to so notify Servicer shall not affect any rights Sub-Servicer may have to indemnification under this Section
8.07 or otherwise under this Agreement, unless Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided by this Section
8.07 shall survive the termination of this Agreement, the termination or resignation of Sub-Servicer under this Agreement or the termination or resignation of Servicer under the Pooling and Servicing Agreement. Notwithstanding the foregoing, Servicer is not obligated to indemnify any Sub-Servicer Indemnitee (x) for any Loss incurred by reason of any act or omission of Sub-Servicer in the performance of Sub-Servicer's obligations and duties hereunder or as may arise from a breach of any representation, warranty or covenant of Sub-Servicer hereunder, or (y) if such Sub-Servicer Indemnitee is otherwise entitled to indemnification therefor pursuant to the Pooling and Servicing Agreement. Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

            To the extent that Sub-Servicer suffers a Loss in the performance of its obligations hereunder that is not subject to indemnification by Servicer under this Section, Sub-Servicer will be entitled to any sums actually recovered by Servicer from the Trust Fund or any other relevant parties pursuant to
Section 6.03 of the Pooling and Servicing Agreement in respect of such Loss. Sub-Servicer will cooperate with Servicer and Servicer will make reasonable efforts to obtain such recovery from Trust Fund or any other relevant parties pursuant to Section 6.03 of the Pooling and Servicing Agreement.

            Section 8.08 Article and Section Headings.

            The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

            Section 8.09 Financial Statements.

            Sub-Servicer shall, upon the request of Servicer, make available its publicly available financial statements and other records relevant to the performance of Sub-Servicer's obligations hereunder.

            Section 8.10 Closing Documents.

            As of the Closing Date, Sub-Servicer shall provide to Servicer the following documents:

            (a) this Agreement executed by Sub-Servicer; and

            (b) an insurance certificate from a licensed insurance agency certifying that Sub-Servicer has an errors and omissions policy and fidelity bond in effect in accordance with the terms of this Agreement.

            Section 8.11 Protection of Confidential Information.

            Sub-Servicer shall keep confidential and shall not divulge to any party other than the Depositor or Servicer, without Servicer's prior written consent, any information pertaining to the Mortgage Loan or Borrower, except to the extent that it is appropriate for Sub-Servicer to do so in working with its legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement.

                    [The next page is the signature page.]

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers' thereunto duly authorized, in each case as of the day and year first above written.


                                       KEYCORP REAL ESTATE CAPITAL MARKETS,
                                          INC., as Servicer



                                       By:/s/ Bryan Nitcher
                                          Name: Bryan Nitcher
                                          Title: Vice President


                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Sub-Servicer



                                       By: /s/ Rob Burns
                                          ----------------------------------
                                          Name: Rob Burns
                                          Title: Managing Director



                                       By: /s/ Brenda Casey
                                          ----------------------------------
                                          Name: Brenda Casey
                                          Title: Director

                                    EXHIBIT A

                          FORM OF ACCOUNT CERTIFICATION


o   Type of Account and Account Number:

-------------------------------------------------------------------------------

o   Name of Account:

-------------------------------------------------------------------------------

o   Name and Address of Depository Institution:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

o   Rating Agency:

    Name of Rating Agency

------------------------------------------------------------------------------

    Institution Rating

------------------------------------------------------------------------------

o   Rating Agency:

    Name of Rating Agency

------------------------------------------------------------------------------

    Institution Rating

------------------------------------------------------------------------------



Sub-Servicer hereby certifies that the above account was opened in accordance with the terms of the Sub-Servicing Agreement dated as of August 14, 2007.


DEUTSCHE BANK TRUST COMPANY AMERICAS


By:  ______________________________________
     Name:
     Title:


By:  ______________________________________
     Name:
     Title:

                                   EXHIBIT B


-----------------------------------------------------------------------------------------------
                                                                                     Applicable
                                 Relevant Servicing Criteria                         Party(ies)
-----------------------------------------------------------------------------------------------
    Reference                                 Criteria
-----------------------------------------------------------------------------------------------
                                  General Servicing Considerations
-----------------------------------------------------------------------------------------------
1122(d)(1)(i)       Policies and procedures are instituted to monitor any                 X
                    performance or other triggers and events of default in
                    accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------
1122(d)(1)(ii)      If any material servicing activities are outsourced to third          X
                    parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                    servicing activities.
-----------------------------------------------------------------------------------------------
1122(d)(1)(iii)     Any requirements in the transaction agreements to maintain a         N/A
                    back-up servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------
1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in effect          X
                    on the party participating in the servicing function
                    throughout the reporting period in the amount of coverage
                    required by and otherwise in accordance with the terms of
                    the transaction agreements.
-----------------------------------------------------------------------------------------------
                                 Cash Collection and Administration
-----------------------------------------------------------------------------------------------
1122(d)(2)(i)       Payments on mortgage loans are deposited into the                    N/A
                    appropriate custodial bank accounts and related bank
                    clearing accounts no more than two business days following receipt, or such other number of days specified in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------
1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of an obligor          X
                    or to an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------
1122(d)(2)(iii)     Advances of funds or guarantees regarding collections, cash           X
                    flows or distributions, and any interest or other fees
                    charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------
1122(d)(2)(iv)      The related accounts for the transaction, such as cash                X
                    reserve accounts or accounts established as a form of
                    overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------
1122(d)(2)(v)       Each custodial account is maintained at a federally insured           X
                    depository institution as set forth in the transaction
                    agreements. For purposes of this criterion, "federally
                    insured depository institution" with respect to a foreign
                    financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                    Securities Exchange Act.
-----------------------------------------------------------------------------------------------
1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent                     N/A
                    unauthorized access.
-----------------------------------------------------------------------------------------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all               X
                    asset-backed securities related bank accounts, including
                    custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B)
                    prepared within 30 calendar days after the bank statement
                    cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                    (D) contain explanations for reconciling items. These
                    reconciling items are resolved within 90 calendar days of
                    their original identification, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------
                                 Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------
1122(d)(3)(i)       Reports to investors, including those to be filed with the           N/A
                    Commission, are maintained in accordance with the
                    transaction agreements and applicable Commission
                    requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction
                    agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal
                    balance and number of mortgage loans serviced by the Master
                    Servicers.
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1122(d)(3)(ii)      Amounts due to investors are allocated and remitted in               N/A
                    accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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1122(d)(3)(iii)     Disbursements made to an investor are posted within two              N/A
                    business days to the Master Servicers' investor records or
                    Certificate Administrator's investor records, or such other number of days specified in the transaction agreements.
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1122(d)(3)(iv)      Amounts remitted to investors per the investor reports agree         N/A
                    with cancelled checks, or other form of payment, or
                    custodial bank statements.
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                                      Pool Asset Administration
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1122(d)(4)(i)       Collateral or security on mortgage loans is maintained as             X
                    required by the transaction agreements or related mortgage loan documents.
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1122(d)(4)(ii)      Mortgage loan and related documents are safeguarded as               N/A
                    required by the transaction agreements.
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1122(d)(4)(iii)     Any additions, removals or substitutions to the asset pool           N/A
                    are made, reviewed and approved in accordance with any
                    conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)      Payments on mortgage loans, including any payoffs, made in           N/A
                    accordance with the related mortgage loan documents are
                    posted to the Master Servicers' obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g.,
                    escrow) in accordance with the related mortgage loan
                    documents.
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1122(d)(4)(v)       The Master Servicers' records regarding the mortgage loans           N/A
                    agree with the Master Servicers' records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)      Changes with respect to the terms or status of an obligor's           X
                    mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                    accordance with the transaction agreements and related pool asset documents.
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1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance               N/A
                    plans, modifications and deeds in lieu of foreclosure,
                    foreclosures and repossessions, as applicable) are
                    initiated, conducted and concluded in accordance with the
                    timeframes or other requirements established by the
                    transaction agreements.
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1122(d)(4)(viii)    Records documenting collection efforts are maintained during         N/A
                    the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                    activities in monitoring delinquent mortgage loans
                    including, for example, phone calls, letters and payment
                    rescheduling plans in cases where delinquency is deemed
                    temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)      Adjustments to interest rates or rates of return for                 N/A
                    mortgage loans with variable rates are computed based on the related mortgage loan documents.
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1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as             X
                    escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                    transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                    mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
                    number of days specified in the transaction agreements.
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1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or                N/A
                    insurance payments) are made on or before the related
                    penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                    support has been received by the servicer at least 30
                    calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)     Any late payment penalties in connection with any payment to         N/A
                    be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late
                    payment was due to the obligor's error or omission.
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1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted within          X
                    two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                    transaction agreements.
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1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts are            N/A
                    recognized and recorded in accordance with the transaction agreements.
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1122(d)(4)(xv)      Any external enhancement or other support, identified in             N/A
                    Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
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